Exhibit 99.1


arrivepoint
arriveai

Building the intelligent platform for the last inch of the autonomous last mile

arrive ai

Forward looking statements

The statements of the company's management in connection with this presentation or related events contain or may contain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements (including statements related to the closing, and the anticipated benefits to the company, of the private placement) related to future events, which may impact our expected future business and financial performance, and often contain words such as "expects", "anticipates", "intends", "plans", "believes", "potential", "will", "should", "could", "would" ,"optimistic" or "may" and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this presentation and represent management's current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties, and other factors, which may be beyond our control. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. Potential investors should review the company's private placement memorandum and ancillary documents for more complete information, including the risk factors that may affect future results. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this presentation, except as required by law.

Arrive AI at a Glance



AUG 2025
World's first fully asynchronous robotic medical delivery live inside a hospital

AUG 2026
Q2 2026 earnings reported; three-industry pipeline introduced across healthcare, manufacturing and specialty pharmacy

AUG 2026
Streeterville note floor reduced; $1.5m cost savings following RIF (per August 2026 press release)

SEP 2026
AP3 Plus begins shipping to customers

SEP 2026
Investor Showcase at Arrive AI HQ, featuring a live outdoor autonomous delivery demo

COMMERCIAL STAGE & CURRENT DEPLOYMENTS

- Hancock Regional Hospital, Greenfield, IN: two AP3 units live since August 1, 2025
- World's first fully asynchronous robotic medical delivery inside a hospital, paired with an Ottonomy ground robot
- Phase 2 expansion to the outpatient Parkway facility underway

PRODUCT & IP READINESS

- AP3 Plus, the next-generation Arrive Point, ships in September 2026
- Proprietary Arrive OS software runs the entire Arrive Point network
- 10 US patents granted, 21 international patents granted, 18 to 19 in the hopper, nearly 200 patent claims

LIQUIDITY POSITION

- Cash and equivalents plus investments totaled $5.2 million at Q2 2026 quarter end ($3.0M cash + $2.2M investments), up from $2.1 million in cash at year-end 2025
- Operating cash outflow was about $3.3 million in Q2 2026, in line with Q2 2025

NEXT VALUE-CREATION MILESTONE

- Investor Showcase, September 23, 2026: live autonomous delivery demo, facility tour and partner panel for invited investors
- AP3 Plus commercial launch positioned around the LMD Conference, October 22 to 23, 2026

Leadership



Dan O'Toole

CEO, Founder, Chairman

37+ years as an entrepreneur with three successful exits, leading Arrive AI's growth, NASDAQ listing, and product expansion.



Mark Hamm

COO, Director

30+ years of leadership in logistics, tech, automation and innovation driving product, engineering, and operations to scale Arrive AI.



Piyush Phadke

CFO

20+ years in capital markets and executive finance leadership across major Wall Street institutions, guiding Arrive AI's financial strategy.



Neerav Shah

CSO, Director

20+ years in defense, entrepreneurship, and infrastructure, he drives Arrive AI's long-term growth and public market strategy.



John Ritchison, JD

Corporate Counsel, Director

30+ years of legal experience. At Arrive AI, he leads IP strategy, compliance, and legal operations for scale and public readiness.

The Arrive Point™

A secure, climate-controlled receptacle where autonomous deliveries start and end, providing the "last-inch" endpoint that gives drones and robots a target instead of a driveway full of obstacles.

Multi-Modal

Accepts drone, ground robot, and human courier drop-off

Climate-Assisted

Temperature controlled storage protects sensitive goods

Fully Secure

Auto-locks on arrival; every transfer logged and recorded

Software-Driven

Runs on Arrive AI's proprietary Arrive OS, providing connectivity to the Arrive Point network



Autonomous delivery is the next big opportunity


1M+
Autonomous miles driven, all types
Source: NURO


1M+
Deliveries
Source: WING


$10/hr in 2028
The estimated price point for humanoid robot labor.
Source: GXO


5M+
Deliveries
Source: Emilie


2M+
Deliveries
Source: Zipline

Robots and drones are ready. The infrastructure is not.

Autonomous systems require shared infrastructure. The $480B* opportunity depends on solving this.

Autonomous logistics (A.K.A. ALM) should operate at higher utilization rates than human-in-the-loop systems, creating more cost-effective last-mile delivery ecosystems. The potential of the autonomous last mile has only begun to be realized.


TRUCKLOAD DELIVERY
COST (PER TON-MILE)
$0.07
~60%
$0.03
Human-driven diesel truck
Forecasted robot delivery


LAST MILE DELIVERY COSTS
(AVERAGE DOLLARS PER ORDER)
$15
~90%
<$1
App delivery fees
Drone & robot delivery

*ARK Investment Management projects autonomous delivery revenue could reach $480B globally by 2030. Source: ARK Investment Management LLC, Big Ideas 2026, p. 104. Delivery cost data: p. 103.

Built for Network Effects

01 SHARED INFRASTRUCTURE COMPOUNDS

The most valuable technology businesses today are the ones that connect many participants to one shared layer. Arrive Points work the same way: every operator that joins the network makes it more useful for the next one.

02 A $480B MARKET WITH NO SHARED LAYER YET

ARK Investment Management projects autonomous delivery revenue could reach $480 billion globally by 2030. Drones and ground robots are ready to scale. The physical handoff point they all need is not.

03 AN OPEN NETWORK, NOT A CLOSED FLEET

Arrive AI does not build or operate drones and robots. We build the endpoint that any of them can use, so operators get one interoperable point of access instead of building their own closed infrastructure.

Source: ARK Investment Management LLC, Big Ideas 2026, p. 104 (autonomous delivery revenue); p. 103 (delivery cost data).

Competitive Landscape

	Arrive AI	Amazon Hub (Parcel Lockers)	Zipline (Drone/Robot Operator)	Oracle (Logistics Software)	DoorDash (Delivery Marketplace)	UPS (Carrier Infra)
Interoperability	Full — drones, robots, AMRs, AVs, couriers	Courier drop-off only	Built for one fleet	Software only, no endpoint	No physical infrastructure	Closed to one carrier
Chain of Custody	Every transfer logged and verified	Logged at drop-off/pickup only	Gap at the handoff point	Data layer only	Relies on partner records	Verified within one network
Climate Control	Built into every Arrive Point	Rarely climate controlled	Not part of the vehicle	Not applicable	Not applicable	Varies by operator
Multimodal Compatibility	One endpoint, any delivery mode	Human drop-off only	Single mode by design	Mode-agnostic on paper only	Human courier only	Single mode, single fleet
Economics	Shared infrastructure, lower cost per operator	Low cost, limited use case	High capex per fleet	Low capex, subscription model	Take-rate model, thin margins	High capex, single owner
Ownership Model	Open network, any operator can connect	Owned by retailer or carrier	Closed to one fleet	Vendor-agnostic	Owned by the marketplace	Closed to one carrier
IP Protection	*31 patents*	Limited hardware patents	Vehicle-level patents only	Software patents, no hardware	Little proprietary hardware/software IP	Patents apply to one carrier only

arrive ai

From Innovation to Commercial Scale

Live Hospital Deployment ☑

Recently expanded with Hancock Health

Pending Pharmaceutical Pilot

LOI With LifeSpan Pharmacy for city wide drone delivery

01

Live Deployments

Operating installations validate the platform in real-world, mission-critical environments.

02

Expanding Pipeline

Growing pipeline of partnership discussions and pilot programs across healthcare, pharma and logistics.

03

Enterprise Interest

Rising inbound engagement from large-scale Fortune 500 organizations signals durable market pull.

04

Dedicated Go-to-Market Leadership

Focused commercialization team driving execution from pilot to scaled adoption.

The Arrive Point Network

WHAT IT IS

- Infrastructure that connects drones, robots, and people so goods change hands securely, without anyone waiting
- Installed across homes, businesses, and healthcare systems
- Grows into one network, scaling city by city, partner by partner

HOW IT WORKS

- One endpoint accepts drone, robot, driverless vehicle, or courier drop-off and pickup
- Works unattended across residential, campus, and business settings
- Every transfer is logged, giving a verified chain of custody

HOW IT MONETIZES

- Network-as-a-Service: recurring fees for access to the physical network
- Transactional & AI Services: per-transaction revenue, dynamic pricing, and growth insights from network data

50% Network-as-a-Service **50%** Transactional & AI Services


Arrive Point™ Network
Arrive Point™ Exchange
AUTONOMOUS LAST MILE
AI Services

arrive ai

Prioritized Beachhead Markets

TIER 1 — PROVEN

Healthcare

Hancock Regional Hospital, live since August 2025. World's first fully asynchronous robotic medical delivery inside a hospital. Phase 2 expansion to the outpatient Parkway facility underway.



TIER 2 — NEAR-TERM

Specialty Pharmacy

LifeSpan Pharmacy: nonbinding letter of intent for city-wide specialty pharmacy drone delivery.



TIER 3 — EXPLORATORY

Manufacturing, Retail, Food & Business Delivery

Our 5-year plan

- The future of logistics is autonomous drone & robotic delivery
- Arrive AI is the essential Autonomous Last Mile (ALM) network & platform
- At 100,000 Arrive Points | Revenue = 50% NaaS + 50% Marketplace & AI Services

	10+ YEAR HISTORY	ACCESS TO PUBLIC MARKETS - NASDAQ DIRECT LISTING ARAI	2026	2027	2028	2029	2030
PHASE	**R&D Solutions** Early Market Learning, Deliver Solutions		**Next-gen Product Design** Transform Learning and Solutions into Scalable Product	**Next-gen Product Pilot** Interoperable Arrive Point™ Network for all ALM Strategics	**Product Refined for Scale** Learnings from 100's deployed feed AP Redesign for Scale, Unit. Economics Manufacturing	**Product Manufacture Ramp** Scale Production of New AP to 1.000 units per month	**Scaled Network Availability** Scale Production to 10,000+ AP units per month
MOAT	Cornered Foundational Patent Portfolio		Horizontal Counterposition	Strategic Deployments	Plans for Scaling begin. Pilot-Strategics obtain priority during scaling	Network Economics + Switching Costs	Network Effects + Data Volume for AI
INVESTMENT	$15+M Crowd Funding & Angels		Use $40M+ ELOC to Develop and Scale Product	Next-gen AP Assembly. Inventory, and Deployment	Strategics' POs + Manufacturing Funding	AP Network Sponsor Financing Model	Reinvest all Revenue into Growth
GROWTH	Leading IP + Understand Market + Unique PoV		AP3 Product Improvements Realized & Sold	100+ Arrive Points™ in Pilot	1000+ Arrive Points™ Deployed	10,000+ Arrive Points™ Deployed	100,000 AP's World's First ALM Network

Plan subject to change without notice

Annual KPIs, Funding & Dependencies

	2026	2027	2028	2029	2030
ANNUAL KPI (ARRIVE POINTS)	*Over a Dozen*	100+ Arrive Points in pilot	1,000+ Arrive Points deployed	10,000+ Arrive Points deployed	100,000 Arrive Points - first ALM network at scale
FUNDING REQUIREMENT	$40M+ ELOC to develop and scale product	Continued capital to fund next-gen AP assembly, inventory, and deployment	Strategics' POs plus manufacturing funding to support production scale-up	AP Network sponsor financing model to fund network scale	Reinvest network revenue into growth
KEY DEPENDENCY	AP3 Plus production readiness; strategic partner pilots signed	Pilot conversion to paid deployments; manufacturing partner in place	Manufacturing scale-up on schedule; unit economics validated at pilot scale	Sponsor financing secured; network reaches density needed for switching costs	Sustained network effects; data volume sufficient for AI services revenue

OUR PATENTS

Original thinking. Legally protected.

UNITED STATES		INTERNATIONAL	
14 total filed		78 total filed	
ISSUED	10	ISSUED	21
PENDING	4	PENDING	57
CLAIMS	168	COUNTRIES	23

Smart drone mailbox

Secure delivery mailbox with sensors, climate control, and access tech built for drones, robots, and autonomous handoffs.

Winch-based contactless delivery

Winch and drop system that allows drones to safely lower packages to the ground without landing for precise, contactless deliveries.

Climate-controlled delivery units

Locker system with hot and cold zones, sensors, and mobile support for temperature sensitive deliveries like groceries and medicine.

Multi-User Autonomous Logistics

This patent allows multiple people or businesses to securely share one Arrive Point, improving delivery efficiency and coordination across drones, robots, and couriers.

Patents, Products & Competitive Blocking

	PRODUCT	REVENUE OPPORTUNITY	COMPETITIVE BLOCKING
Smart Drone Mailbox	Core hardware design for AP3 and AP3 Plus	Protects Arrive Point hardware sales and recurring Network-as-a-Service fees	Blocks competitors from replicating the secure endpoint design
Winch-Based Contactless Delivery	Drone-mode compatibility on every Arrive Point	Expands the addressable drone-operator base by removing the need for a landing zone	Blocks landing-free drone delivery by competitors without a license
Climate-Controlled Delivery Units	Climate-assisted storage zones in AP3 and AP3 Plus	Opens temperature-sensitive verticals: specialty pharmacy and grocery	Blocks entry into temperature-sensitive delivery without a licensed design
Multi-User Autonomous Logistics	Arrive OS, the software layer behind the shared network	Directly protects the shared-network business model: the core of Network-as-a-Service	Blocks competitors from offering a shared, multi-tenant endpoint

Thank You

investorrelations@arriveai.com

arriveai.com



arrive ai